SYNOVUS®

# SECOND QUARTER RESULTS

July 18, 2013

# Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends and key credit metrics, including classified assets and future NPL inflows; (2) expectations on loan balances and future loan growth; (3) expectations on deposit trends and deposit mix; (4) expectations on net interest margin; (5) expectations on mortgage banking and other non-interest income; (6) expectations regarding the impact of redemption of our obligations under TARP; (7) expectations regarding the impact of our ongoing efficiency initiatives and further cost savings; (8) expectations regarding future growth; and (9) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

# Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; the ratio of pre-tax, pre-credit costs income to risk weighted assets; non-interest income excluding net investment securities gains; adjusted non-interest expense, net sequential quarter loan growth (decline), core deposits, core deposits excluding time deposits, the Tier 1 common equity ratio; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are income before income taxes; the ratio of net income (loss) to average total assets, total non-interest income, total non-interest expense, net sequential quarter total loan growth (decline); total deposits; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Pre-tax, pre-credit costs income and pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain adjusted income/expenses such as restructuring charges. Non-interest income excluding net investment securities gains is a measure used by management to evaluate non-interest income exclusive of net investment securities gains. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Net sequential quarter loan growth (decline) is a measure used by management to evaluate organic loan growth. Core deposits and core deposits excluding time deposits are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The Tier 1 common equity ratio and the tangible common equity to tangible assets ratio are used by management to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

# Momentum continues during second quarter

## 2Q13 Highlights

- Pre-tax income of $72.9 million, up $26.4 million or 56.6% vs. 1Q13 and up $35.6 million or 95.2% vs. 2Q12
- Net income available to common shareholders of $30.7 million or $0.03 per diluted common share
  - 2013 earnings fully taxed at 37% while 2Q12 earnings reflect a $2.1 million tax benefit
- Strong improvement in credit quality drives performance
  - Credit costs declined 51.4% vs. 1Q13 and 65.9% vs. 2Q12
- Total loans grew $240.4 million sequentially or 5.0% annualized

| (in thousands, except per share data) | 2Q13 | 1Q13 | 2Q12 |
|---|---|---|---|
| Net interest income | $202,077 | $199,814 | $213,356 |
| Non-interest income excluding securities gains, net (1) | 63,689 | 64,676 | 72,307 |
| Adjusted non-interest expense (1) | 167,778 | 163,804 | 179,018 |
| Pre-tax, pre-credit costs income (1) | 97,988 | 100,686 | 106,645 |
| Investment securities gains, net | 1,403 | 45 | 4,170 |
| Credit costs (2) | 23,964 | 49,291 | 70,341 |
| Restructuring charges | 1,758 | 4,850 | 1,393 |
| Visa indemnification charges | 763 | 37 | 1,734 |
| Income before taxes | 72,906 | 46,553 | 37,347 |
| Income tax expense (benefit) | 27,371 | 16,979 | (2,105) |
| Dividends and accretion of discount on preferred stock | 14,818 | 14,776 | 14,649 |
| Net income available to common shareholders | $30,717 | $14,798 | $24,803 |
| Diluted net income per common share | $0.03 | $0.02 | $0.03 |
| Average diluted common shares outstanding | 910,937 | 910,835 | 909,761 |

(1) Non-GAAP financial measure; see appendix

(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale.

# Strong improvement in credit trends



(in millions)
Credit Costs(1)
$190
$127
$63
$0
(2)
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
Net Charge-offs(3)
$195
$130
$65
$0
(4)
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
NPL Inflows
$310
$207
$103
$0
(5)
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13
NPLs(6)
$895
$597
$298
$0
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

(1) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale.
(2) Includes approximately $157 million from sales of distressed assets in 4Q12
(3) As a % of average loans, annualized
(4) Includes approximately $164 million from distressed loan sales in 4Q12
(5) Includes addition of one larger credit relationship in 4Q12. Substantially all of this relationship was previously classified as substandard accruing.
(6) Excludes held-for-sale (HFS) loans

# Credit costs and net charge-offs down significantly from prior quarters

(dollars in millions)

Credit Costs[1]



$190
$143
$95
$48
$0
$177
$35
$142
$158
$38
$120
$143
$41
$102
$91
$36
$55
$91
$25
$66
$70
$26
$44
$86
$22
$64
$186(3)
$39
$147
$49
$13
$36
$24
$11
$13
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Provision for Loan Losses
Other Credit Costs

Net Charge-offs[2]



3.12%
$167
3.22%
$167
2.72%
$138
2.26%
$114
1.90%
$95
1.99%
$99
1.97%
$96
3.94%(4)
$193
1.18%
$57
0.61%
$30
YTD 2013 NCO Ratio 0.90%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

(1) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale.
(2) As a % of average loans, annualized
(3) Includes approximately $157 million from sales of distressed assets in 4Q12
(4) Includes approximately $164 million from distressed loan sales in 4Q12

# NPL inflows decreased 46.2% and NPLs declined 36.0% from a year ago


(dollars in millions)
NPL Inflows
$310
$233
$155
$78
$0
$307
$231
$222
$189
$140
$124
$115
$263
$84
$67
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13


NPL Trends*
$895
4.27%
$885
4.32%
$872
4.34%
$883
4.40%
$836
4.21%
$755
3.84%
$700
3.55%
$543
2.78%
$513
2.65%
$483
2.47%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

- 4Q12 NPL inflows Include addition of one larger credit relationship. Substantially all of this relationship was previously classified as substandard accruing.
- Currently only two substandard accruing credits greater than $20 million, none of which are over $40 million and three special mention credits over $20 million, the largest of which is approximately $30 million.

* Excludes HFS loans

# Past dues remained at low levels


0.96%
0.91%
0.05%
1Q11
0.97%
0.86%
0.11%
2Q11
0.99%
0.86%
0.13%
3Q11
0.74%
0.67%
0.07%
4Q11
0.73%
0.69%
0.04%
1Q12
0.47%
0.44%
0.03%
2Q12
0.55%
0.50%
0.05%
3Q12
0.54%
0.51%
0.03%
4Q12
0.46%
0.43%
0.03%
1Q13
0.41%
0.39%
0.02%
2Q13
Accruing > 90 Days Past Due
Accruing 30 - 89 Days Past Due

# Pass rated loans increased $544.3 million from 1Q13



Loan Portfolio by Risk Grade
(dollars in millions)
$20,000
$15,000
$10,000
$5,000
$0
$ 19,680
755
1,067
1,652
16,206
18%
82%
$ 19,368
513
657
1,271
16,927
$ 19,608
483
610
1,044
17,471
11%
89%
2Q12
1Q13
2Q13
Pass
Special Mention
Accruing Substandard
Non-Performing*

* Excludes HFS loans

# Reported total loans grew $240.4 million sequentially or 5.0% annualized

2Q13 vs. 1Q13

- $240.4 million reported total loan growth
  - C&I loans grew by $184.6 million or 8.2% annualized
  - Retail loans grew by $78.5 million or 7.9% annualized
  - CRE loans declined by $20.4 million
- Expect growth to continue during 2H13
  - Talent acquisition and growth strategies in major metro markets paying off
  - Focus on retention and relationship expansion strategies in all markets



Total Loans
(dollars in billions)
$19.68
$8.88
$3.92
$6.88
45%
20%
35%
$19.37
$9.04
$3.97
$6.36
$19.61
$9.23
$4.05
$6.33
47%
21%
32%
2Q12
1Q13
2Q13
CRE
Retail
C&I

| (in millions) | 2Q12 | 1Q13 | 2Q13 |
|---|---|---|---|
| **Sequential quarter reported total loan growth (decline):** | ($163.6) | ($173.8) | $240.4 |
| **Sequential quarter net loan growth (decline)*:** | $29.2 | ($51.6) | $314.4 |

* Excluding the impact transfers to loans held for sale, charge-offs, and foreclosures. Non-GAAP financial measure; see appendix.

# Core deposits grew $144.1 million from 1Q13

(in billions)



Core Deposits(1)
$21
$14
$7
$0
$20.4
$4.1
$3.9
$6.8
$5.6
20%
80%
$19.2
$3.5
$4.4
$6.1
$5.2
$19.4
$3.4
$4.7
$6.1
$5.2
18%
82%
2Q12
1Q13
2Q13
Non-interest Bearing
Money Market
NOW/Savings
Time

- Core deposits grew $144.1 million from 1Q13 ($36.1 million from Sunrise Bank transaction)
- Core deposits excluding time deposits(2) increased $249.1 million vs. 1Q13 ($23.1 million from Sunrise Bank transaction)
- Continue to emphasize relationship accounts

(1) Core deposits represent total deposits less brokered deposits. Non-GAAP financial measure; see appendix.
(2) Non-GAAP financial measure; see appendix.

# Net interest income stable; net interest margin down slightly on higher liquidity

(dollars in millions)



$213
$200
$202
3.48%
3.43%
3.39%
2Q12
1Q13
2Q13
Net Interest income
Net Interest Margin

- Net interest income increased $2.3 million vs. 1Q13 due to loan growth and higher day count
- Modest NIM decline of 4 b.p.s vs. 1Q13, as expected (3 b.p.s of decline due to higher liquidity levels)
  - Yield on earnings assets of 3.88% down 7 b.p.s vs. 1Q13
  - Effective cost of funds of 49 b.p.s down 3 b.p.s vs. 1Q13
    - Cost of core deposits of 28 b.p.s down 2 b.p.s vs. 1Q13 and down 13 b.p.s 2Q12
- Currently expect NIM to remain stable during 2H13

# Fee income highlights

- Non-interest income increased $371 thousand from 1Q13 and decreased $11.4 million from 2Q12
  - Decline vs. 2Q12 driven by $8.2 million decrease in private equity investment gains and $2.8 million decrease in investment securities gains
- Core banking fees* of $31.6 million increased $449 thousand vs. 1Q13 and $148 thousand vs. 2Q12
  - Year-over-year increase reflects benefit from fee income initiatives implemented in 2012
  - Service charges on deposit accounts decreased $326 thousand from 1Q13 and $510 thousand from 2Q12
  - Bankcard fees increased $774 thousand from 1Q13 reflecting seasonal increase and declined $655 thousand from 2Q12
- Mortgage banking income remained strong, up $420 thousand from 1Q13 and down $645 thousand from 2Q12
  - Expect decline in mortgage revenues during 2H13 primarily due to lower refinancing volume
- FMS revenues were stable compared to 1Q13 and increased $1.7 million or 9.5% vs. 2Q12
- Continuing to make strategic talent additions in major metro markets for mortgage and FMS business lines

*Include service charges on deposit accounts, bankcard fees, letter of credit fees, gains (losses) on SBA sales, line of credit non-usage fees, and miscellaneous other service charges

# Adjusted non-interest expense down 6.3% vs. 2Q12

(dollars in millions)



$203.1
$174.4
$208.3
$179.0
$191.5
$167.4
$213.3
$171.4
$182.3
$163.8
$181.2
$167.8
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Total Non-interest Expense
Adjusted Non-interest Expense*

| | 1Q12 | 2Q12 | 3Q12 | 4Q12 | 1Q13 | 2Q13 |
|---|---|---|---|---|---|---|
| **Headcount:** | 5,163 | 5,151 | 5,037 | 4,963 | 4,794 | 4,753 |

- Non-interest expense decreased by $1.1 million vs. 1Q13 and decreased $27.1 million or 13.0% vs. 2Q12
- Adjusted non-interest expense* increased $4.0 million or 2.4% vs. 1Q13 primarily driven by a $3.3 million increase in professional fees and elevated level of miscellaneous loss items
  - Compared to 2Q12, adjusted non-interest expense is down $11.2 million or 6.3%
- Headcount down 398 positions or 7.7% since 2Q12
- $30 million expense reduction initiative is on target; review of additional efficiency opportunities underway
- Expect decline in adjusted non-interest expense during 2H13 from second quarter 2013 run rate

*Excluding Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure; see appendix.

# Solid capital ratios

| | 2Q12 | 1Q13 | 2Q13 |
|---|---|---|---|
| Tier 1 capital ratio | 13.35% | 13.50 | **13.49** (1) |
| Tier 1 common equity ratio(2) | 8.80 | 8.93 | **8.97** (1) |
| Total risk-based capital ratio | 16.31 | 16.45 | **16.00** (1) |
| Leverage ratio | 10.66 | 11.27 | **11.33** |
| Tangible common equity ratio(2) | 7.12% | 9.89 | **9.71** |

| (dollars in millions) | 4Q12 | 1Q13 | 2Q13 |
|---|---|---|---|
| Disallowed deferred tax asset | $710.5 | 687.0 | **675.0** |
| As a % of risk-weighted assets | 3.32% | 3.24 | **3.13** |

(1) Preliminary
(2) Non-GAAP financial measure; see appendix

# 2Q13 developments

- April 2013 - Federal Reserve Bank of Atlanta and Georgia Department of Banking and Finance (GDBF) lift Synovus' Memorandum of Understanding (MOU)
- May 2013 - FDIC and GDBF lift Synovus Bank MOU
- May 2013 - Completed FDIC-assisted acquisition of $57 million in deposits from Sunrise Bank

# Well-positioned for the future

## A strong banking franchise in a thriving geography

- Proven franchise driven by relationship-based delivery model
- Consistently recognized for customer service excellence in retail, middle market and small business banking
- Growing market share across an attractive Southeastern footprint

## A strengthened balance sheet and solid operating foundation

- De-risked balance sheet by significantly reducing exposure to higher-risk asset classes
- Improving revenue generation capacity from balance sheet remixing and right-sizing of expense base
- Solid capital position

## A roadmap for the future

- Customer growth, expansion, and retention strategies tailored to the markets we serve
- Seasoned talent additions to match high growth opportunity markets and support new and emerging business lines
- Investment in people and partnerships as our strongest differentiators
- Investment in our customer experience and growth strategies through product and technology enhancements

# APPENDIX

# TARP Redemption and Capital Actions

- Readiness to redeem TARP represents the culmination of a journey to return Synovus to a position of strength
- Internally available funds will be used to fund over two-thirds of the TARP redemption of $967.87 million (including a $680 million dividend from Synovus Bank)
- Balance of TARP redemption is expected to be funded through:
  - $185 million common stock offering
  - Planned $130 million preferred stock offering
- Size of common stock offering and planned preferred stock offering is based on management's assessment of appropriate regulatory capital levels and discussions with regulatory agencies.
- Current cost of TARP (dividends and accretion of discount) is approximately $59 million per year. The elimination of this cost, net of the impact of the above transactions to be undertaken to facilitate the redemption of TARP, is expected to result in a net annualized increase to diluted EPS of approximately 4 cents (based on annualized 2Q13 earnings).

# Pro Forma Capital Ratios Post TARP Redemption

| | As Reported 1Q13 | As Reported 2Q13 | 2Q13 Pro Forma Adjusted for 3Q13 Capital Actions[1] | 2Q13 Pro Forma Further Adjusted for TARP Redemption |
|---|---|---|---|---|
| Tier 1 capital ratio | 13.50 % | 13.49 (4) | 14.88 | 10.39 |
| Tier 1 common equity ratio[3] | 8.93 | 8.97 (4) | 9.76 | 9.74 |
| Total risk-based capital | 16.45 | 16.00 (4) | 17.39 | 12.89 |
| Leverage ratio | 11.27 | 11.33 | 12.50 | 8.72 |
| Tangible common equity ratio[3] | 9.89 % | 9.71 | 10.24 | 10.60 |

(1) Pro forma assumes $185 million common stock offering and $130 million preferred stock offering, net of approximately $15 million in offering costs

(2) Pro forma after equity offerings described in note (1) and TARP redemption of $967.87 million; net of acceleration of accretion of unamortized discount on TARP preferred stock of $5.1 million

(3) Non-GAAP financial measure; see appendix.

(4) Preliminary

# Non-interest Income

| (dollars in thousands) | 2Q13 | 1Q13 | 2Q12 | 2Q13 vs. 1Q13 % Change | 2Q13 vs. 2Q12 % Change |
|---|---|---|---|---|---|
| Service charges on deposit accounts | $19,195 | $19,521 | $18,684 | (1.7%) | 2.7% |
| Fiduciary and asset management fees | 11,111 | 10,971 | 10,792 | 1.3% | 3.0% |
| Brokerage revenue | 7,002 | 7,594 | 6,295 | (7.8%) | 11.2% |
| Mortgage banking income | 7,338 | 6,917 | 7,983 | 6.1% | (8.1%) |
| Bankcard fees | 7,838 | 7,064 | 8,493 | 11.0% | (7.7%) |
| Investment securities gains, net | 1,403 | 45 | 4,170 | nm | (66.4%) |
| Other fee income | 5,775 | 5,487 | 4,951 | 5.2% | 16.6% |
| Private equity investments (losses) gains | (883) | (257) | 7279 | nm | nm |
| Other non-interest income | 6,313 | 7,379 | 7,830 | (14.4%) | (19.4%) |
| **Total non-interest income** | **$65,092** | **$64,721** | **$76,477** | **0.6%** | **(14.9%)** |
| **Non-interest income excluding investment securities gains, net*** | **$63,689** | **$64,676** | **$72,307** | **(1.5%)** | **(11.9%)** |

nm - not meaningful

* Non-GAAP financial measure; see appendix

# Non-interest Expense

| (dollars in thousands) | 2Q13 | 1Q13 | 2Q12 | 2Q13 vs. 1Q13 % Change | 2Q13 vs. 2Q12 % Change |
|---|---|---|---|---|---|
| Salaries and other personnel expense | $89,478 | $93,917 | $95,173 | (4.7%) | (6.0%) |
| Net occupancy and equipment expense | 26,383 | 24,167 | 26,159 | 9.2% | 0.9% |
| FDIC insurance and other regulatory fees | 7,941 | 8,480 | 13,302 | (6.4%) | (40.3%) |
| Foreclosed real estate expense, net | 7,502 | 10,940 | 20,708 | (31.4%) | (63.8%) |
| Other credit costs | 3,385 | 2,655 | 5,411 | 27.5% | (37.4%) |
| Professional fees | 10,416 | 7,095 | 9,929 | 46.8% | 4.9% |
| Third-party services | 10,366 | 9,929 | 9,900 | 4.4% | 4.7% |
| Restructuring charges | 1,758 | 4,850 | 1,393 | (63.8%) | 26.2% |
| Visa indemnification charges | 763 | 37 | 1,734 | nm | (56.0%) |
| Other operating expenses | 23,194 | 20,216 | 24,556 | 14.7% | (5.5%) |
| **Total non-interest expense** | **$181,186** | **$182,286** | **$208,265** | **(0.6%)** | **(13.0%)** |
| **Adjusted non-interest expense*** | **$167,778** | **$163,804** | **$179,018** | **2.4%** | **(6.3%)** |

nm - not meaningful

*Excluding Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure; see appendix.

# Pre-tax, Pre-credit Costs Income

(dollars in millions)


$110.6
$106.6
$111.5
$108.0
$100.7
$98.0
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

**2Q13 vs. 1Q13 Key Drivers**
(in millions)
- net interest income ↑ $2.3
- non-interest income ↓ $1.0 (excluding securities gains, net) (1)
- adjusted non-interest expense(1) ↑ $4.0

| | 1Q12 | 2Q12 | 3Q12 | 4Q12 | 1Q13 | 2Q13 |
|---|---|---|---|---|---|---|
| Income (loss) before income taxes | $36 | $38 | $31 | ($73) | $47 | $73 |
| Add: Provision for losses on loans | 66 | 44 | 64 | 147 | 36 | 13 |
| Add: Other credit costs(2) | 25 | 26 | 22 | 39 | 13 | 11 |
| Add: Restructuring charges | 1 | 1 | 1 | 2 | 5 | 2 |
| Add: Visa indemnification charges | 3 | 2 | 1 | 1 | - | - |
| Subtract: Investment securities gains, net | (20) | (4) | (7) | (8) | - | (1) |
| **Pre-tax, pre-credit costs income (1)** | **$111** | **$107** | **$112** | **$108** | **$101** | **$98** |
| **Pre-tax, pre-credit costs income/risk-weighted assets (RWA) (1)(3)** | **2.1%** | **2.0%** | **2.1%** | **2.0%** | **1.9%** | **1.8%** (4) |

(1) Non-GAAP financial measure; see appendix.
(2) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale.
(3) Annualized
(4) Preliminary

# Distressed Asset Dispositions



(dollars in millions)
$600
$450
$300
$150
$0
$192
$195
$169
$147
$135
$128
$110
$545
$61
$67
45%
45%
37%
39%
42%
35%
43%
45%
46%
46%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Book Balance of Dispositions
Realization Rate as % of Unpaid Principal Balance at Default

# Special Mention Loans (Criticized)



(dollars in millions)
$2,528
$2,334
$2,095
$2,089
$1,966
$1,652
$1,493
$1,377
$1,271
$1,044
Down 37% from 2Q12
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

# Substandard Accruing Loans


(dollars in millions)
$1,400
$1,050
$700
$350
$0
$1,375
$988
$387
$1,176
$810
$366
$1,065
$710
$355
$1,067
$686
$381
$965
$621
$344
$673
$392
$281
$657
$396
$261
$610
$340
$270
43% decline from 2Q12
7% decline from 1Q13
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Other Substandard Accruing Loans
Substandard Accruing TDRs


Composition of 2Q13 Substandard Accruing Loans
22%
54%
3%
7%
14%
Investment Properties
C&I
Retail
Land
Residential

# Bank* Classified Assets

(in millions)



Bank* Classified Assets
$2,700
$2,025
$1,350
$675
$0
$2,617
$2,603
$2,376
$2,178
$2,024
$1,965
$1,788
$1,347
$1,317
$1,225
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

- 2Q13 Synovus Financial Corp. classified assets of $1.30 billion

* Synovus Bank

# Performing TDRs

(dollars in millions)

Composition of 2Q13 Performing TDRs



Pass
18%
$115
Substandard
43%
$270
Special Mention
39%
$250

Performing TDRs



$700
$525
$350
$175
$0
$651
$687
$699
$673
$624
$635
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

- 99% of performing TDRs are paid current
- 57% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 70% of performing TDRs are not residential or land-related

# NPL Inflows by Portfolio Type

| (in millions) | 1Q12 | 2Q12 | 3Q12 | 4Q12 | 1Q13 | 2Q13 |
|---|---|---|---|---|---|---|
| Investment properties | $14 | $36 | $35 | $79 | $12 | $13 |
| Residential properties/ land-related | 67 | 35 | 36 | 144 | 28 | 24 |
| Commercial and industrial | 38 | 32 | 25 | 25 | 20 | 15 |
| Retail | 21 | 21 | 19 | 15 | 24 | 15 |
| **Total** | **$140** | **$124** | **$115** | **$263** | **$84** | **$67** |

# Residential C&D and Land Acquisition Portfolio

(dollars in millions)



Performing Residential C&D and Land Acquisition Portfolio
$5,875
$4,762
$2,821
$1,768
$1,363
$970
$928
$910
Decline of 85% from peak
4Q07
4Q08
4Q09
4Q10
4Q11
4Q12
1Q13
2Q13

- The residential C&D and land portfolio comprises approximately 43% of total NPAs
- Performing residential C&D and land acquisition portfolio has decreased by 85% from a peak of $5.88 billion in 4Q07 to $910.0 million in 2Q13
  - 2Q13 portfolio represents only 5% of total performing loans, compared to 22% in 4Q07

Composition of 2Q13 Performing Residential C&D and Land Acquisition Portfolio



Florida 15%
Atlanta 23%
Alabama 13%
Tennessee 2%
South Carolina 16%
Other Georgia 31%

2Q13 Key Credit Metrics

| | Outstanding Balance* | NPLs | NPL Ratio | Pass | Special Mention | Sub-standard |
|---|---|---|---|---|---|---|
| 1-4 family construction | $120 | 3 | 2.57% | $102 | 5 | $10 |
| Residential land dev. | 220 | 24 | 10.67% | 128 | 28 | 40 |
| Land acquisition | 752 | 155 | 20.76% | 425 | 131 | 41 |
| **Total res. C&D & land** | **1,092** | **182** | **16.73%** | **655** | **164** | **91** |
| 1-4 family investment mortgage | $857 | 28 | 3.22% | $652 | 140 | $37 |

*Includes accruing and non-accruing loans

# Investment Properties Portfolio

(dollars in millions)

Composition of 2Q13 Investment Properties Portfolio


Other Investment Property
11%
Multi-Family
21%
Warehouses
12%
Commercial Development
4%
Hotels
15%
Shopping Centers
19%
Office Buildings
18%

| | Outstanding Balance | NPL Inflows | NPL Ratio | 30+ DPD Ratio | Net Charge-off Ratio* |
|---|---|---|---|---|---|
| Multi-family | $899 | - | 0.40% | - | 1.02% |
| Hotels | 657 | 3 | 0.95% | - | 0.90% |
| Office buildings | 782 | 6 | 1.43% | 0.10 | 1.83% |
| Shopping centers | 844 | - | 1.24% | 0.26 | 1.01% |
| Warehouses | 538 | 1 | 0.41% | 0.32 | 0.23% |
| Other investment property | 495 | - | 2.15% | 0.10 | 0.17% |
| Commercial development | 178 | 3 | 28.14% | 1.62 | 0.35% |
| **Total investment properties** | **$4,394** | **13** | **2.15%** | **0.18** | **0.92%** |

*As a % of average loans, annualized

- Excluding commercial development, NPL ratio would be 1.05% for 2Q13
- Past dues remained low at 0.18%
  - There were no loans past due greater than 90 days as of June 30, 2013

# C&I Portfolio

(dollars in millions)

## 2Q13 Diverse Industry Exposure



1.8%
2.5%
3.1%
2.1%
7.8%
16.3%
8.8%
5.7%
4.8%
5.8%
9.6%
7.3%
8.3%
6.7%
4.9%
4.5%
Health Care
Manufacturing
Finance/Insurance
Construction
R/E Leasing
Other Services
Retail Trade
R/E Other
Wholesale Trade
Accommoda. & Food Svcs.
Prof., Scientific, Tech. Svcs.
Transport. & Warehousing
Ag, Forestry, Fishing
Educational Svcs.
Arts, Entertainment, Rec.
All Other

| | Outstanding Balance | NPL Ratio | 30+ DPD Ratio | Net Charge-off Ratio* |
|---|---|---|---|---|
| Commercial, financial & agricultural | $5,397 | 1.28% | 0.20 | (0.12) |
| Owner occupied real estate | 3,834 | 1.19% | 0.31 | 0.16 |
| **Total C&I loans** | **$9,231** | **1.24%** | **0.25** | **-** |

*As a % of average loans, annualized

- Net charge-offs for 2Q13 were 0.00%, down from 0.56% in 1Q13
- Non-performing loan ratio ended the quarter at 1.24%, down from 1.27% in 1Q13
- Total past dues are 0.25%, down from 0.28% in 1Q13
  - Only $1.1 million in loans past due 90 days or more
- C&I portfolio fundamentals remain favorable

# Retail Portfolio

(dollars in millions)

Composition of 2Q13 Retail Portfolio



Florida
15%
Atlanta
14%
Alabama
16%
Tennessee
7%
Other Georgia
34%
South Carolina
14%

| | Outstanding Balance | NPL Ratio | 30+ DPD Ratio | Net Charge-off Ratio * |
|---|---|---|---|---|
| Home equity lines | $1,508 | 1.23% | 0.43 | 0.57 |
| Consumer mortgages | 1,451 | 2.65% | 1.55 | 0.78 |
| Small business loans | 569 | 0.89% | 0.68 | 0.28 |
| Credit cards | 252 | - | 1.43 | 2.57 |
| Other retail loans | 278 | 0.67% | 0.87 | 0.81 |
| **Total retail loans** | **$4,058** | **1.58%** | **0.96** | **0.75** |

*As a % of average loans, annualized

Retail credit metrics showed across-the-board improvement:

- NPL ratio improved to 1.58% in 2Q13 from 1.75% in 1Q13
- Past dues declined to 0.96% in 2Q13 from 1.22% in 1Q13
- Net charge-off ratio decreased to 0.75% in 2Q13 from 1.22% in 1Q13

# Loan Loss Reserve Coverage Trends



(dollars in millions)
3.23%
$678
3.08%
$631
2.96%
$595
2.67%
$536
2.56%
$508
2.30%
$453
2.13%
$420
1.91%
$373
1.82%
$352
1.71%
$335
176.08%
161.55%
145.12%
124.04%
128.32%
136.94%
131.56%
93.58%
97.75%
91.76%
75.74%
71.33%
68.27%
60.76%
60.74%
60.03%
60.04%
68.72%
68.54%
69.27%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Loan Loss Reserve
LLR to NPLs
LLR to NPLs (excluding NPLs for which the expected loss has been charged off)

# Past Dues by Portfolio Type

| (dollars in millions) | 30-Days + Past Due(1) | | Outstanding Balance |
|---|---|---|---|
| | 1Q13 | 2Q13 | 2Q13 |
| Investment properties | 0.09% | 0.18 | $4,393 |
| 1-4 family construction | 0.02% | 0.87 | 120 |
| 1-4 family investment mortgage | 1.07% | 0.54 | 857 |
| Residential development | 0.15% | 0.30 | 220 |
| **Residential properties** | **0.78%** | **0.53** | **1,197** |
| Land for future development | 0.15% | 0.61 | 752 |
| **Total CRE** | **0.23%** | **0.30** | **6,342** |
| Commercial and industrial | 0.28% | 0.25 | 9,231 |
| Retail | 1.22% | 0.96 | 4,058 |
| **Total(2)** | **0.46%** | **0.41** | **$19,608** |

(1) As a % of average loans, annualized
(2)Excludes unearned income of $23.8 million

# Net Charge-offs* by Type

| (dollars in millions) | 4Q12 | | 1Q13 | | 2Q13 | |
|---|---|---|---|---|---|---|
| Investment properties | $43 | 3.90% | $13 | 1.18% | $10 | 0.92% |
| 1-4 family properties | 38 | 11.03 | 3 | 0.95 | 7 | 2.35 |
| Land for future development | 46 | 21.53 | 17 | 8.60 | 5 | 2.86 |
| **Total CRE** | **127** | **7.66** | **33** | **2.05** | **23** | **1.42** |
| Commercial and industrial | 52 | 2.27 | 12 | 0.56 | - | - |
| Retail | 15 | 1.51 | 12 | 1.22 | 7 | 0.75 |
| **Total net charge-offs*** | **$194** | **3.94%** | **$57** | **1.18%** | **$30** | **0.61%** |

* As a % of average loans, annualized

# Improvement in Concentrations

| (dollars in millions) | 4Q08 | | 4Q09 | | 4Q10 | | 4Q11 | | 4Q12 | | 2Q13 | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Investment properties | $5,523 | 19.8% | $5,897 | 23.2% | $5,059 | 23.4% | $4,569 | 22.8% | $4,376 | 22.3% | $4,393 | 22.4% |
| Residential properties | 5,177 | 18.5 | 3,316 | 13.1 | 2,103 | 9.8 | 1,618 | 8.1 | 1,279 | 6.5 | 1,197 | 6.1 |
| Land acquisition | 1,620 | 5.8 | 1,529 | 6.0 | 1,218 | 5.6 | 1,095 | 5.4 | 794 | 4.1 | 752 | 3.8 |
| **Total CRE** | **$12,320** | **44.1%** | **$10,742** | **42.3%** | **$8,380** | **38.8%** | **$7,282** | **36.3%** | **$6,449** | **32.9%** | **$6,342** | **32.3%** |
| C&I | 11,248 | 40.2 | 10,448 | 41.1 | 9,265 | 42.9 | 8,929 | 44.4 | 9,102 | 46.6 | 9,231 | 47.0 |
| Retail | 4,390 | 15.7 | 4,212 | 16.6 | 3,951 | 18.3 | 3,880 | 19.3 | 4,011 | 20.5 | 4,058 | 20.7 |
| **Total*** | **$27,920** | **100.0%** | **$25,383** | **100.0%** | **$21,586** | **100.0%** | **$20,080** | **100.0%** | **$19,542** | **100.0%** | **$19,608** | **100.0%** |

*Total loans exclude unearned income, which is not displayed on this table.

# Non-GAAP Financial Measures

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation.

| (dollars in millions) | 1Q12 | 2Q12 | 3Q12 | 4Q12 | 1Q13 | 2Q13 |
|---|---|---|---|---|---|---|
| Total risk-weighted assets | $21,230 | $21,146 | $21,443 | $21,388 | $21,235 | $21,538 (3) |
| Income (loss) before taxes | $36 | $38 | $31 | ($73) | $47 | $73 |
| Add: Provision for losses on loans | 66 | 44 | 64 | 147 | 36 | 13 |
| Add: Other credit costs (1) | 25 | 26 | 22 | 39 | 13 | 11 |
| Add: Restructuring charges | 1 | 1 | 1 | 2 | 5 | 2 |
| Add: Visa indemnification charges | 3 | 2 | 1 | 1 | - | - |
| Subtract: Investment securities gains, net | (20) | (4) | (7) | (8) | - | (1) |
| **Pre-tax, pre-credit costs income** | **$111** | **$107** | **$112** | **$108** | **$101** | **$98** |
| **Pre-tax, pre-credit costs income/RWA (2)** | **2.1%** | **2.0%** | **2.1%** | **2.0%** | **1.9%** | **1.8% (3)** |

| | 1Q12 | 2Q12 | 3Q12 | 4Q12 | 1Q13 | 2Q13 |
|---|---|---|---|---|---|---|
| Total non-interest income | $84 | $76 | $73 | $80 | $65 | $65 |
| Subtract: Investment securities gains, net | (20) | (4) | (7) | (8) | - | (1) |
| **Non-interest income excluding investment securities gains, net** | **$64** | **$72** | **$66** | **$72** | **$65** | **$64** |

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Annualized
(3) Preliminary

# Non-GAAP Financial Measures, continued

| (in millions) | 1Q12 | 2Q12 | 3Q12 | 4Q12 | 1Q13 | 2Q13 |
|---|---|---|---|---|---|---|
| Total non-interest expense | $203 | $208 | $191 | $213 | $182 | $181 |
| Other credit costs* | (25) | (26) | (22) | (39) | (13) | (11) |
| Restructuring charges | (1) | (1) | (1) | (2) | (5) | (2) |
| Visa indemnification charges | (3) | (2) | (1) | (1) | - | - |
| **Adjusted non-interest expense** | **$174** | **$179** | **$167** | **$171** | **$164** | **$168** |

| | 1Q12 | 2Q12 | 3Q12 | 4Q12 | 1Q13 | 2Q13 |
|---|---|---|---|---|---|---|
| Sequential quarter (decline) increase in total loans | ($236) | ($164) | $52 | ($190) | ($174) | $240 |
| Transfers to other loans held for sale | 97 | 110 | 71 | 479 | 46 | 36 |
| Foreclosures | 48 | 30 | 43 | 34 | 30 | 22 |
| Charge-offs excluding transfers to other loans held for sale | 66 | 53 | 74 | 23 | 46 | 16 |
| **Net sequential quarter loan growth (decline)** | **($25)** | **$29** | **$240** | **$345** | **($52)** | **$314** |

| | 1Q12 | 2Q12 | 3Q12 | 4Q12 | 1Q13 | 2Q13 |
|---|---|---|---|---|---|---|
| Total deposits | $22,138 | $21,565 | $20,847 | $21,057 | $20,561 | $20,711 |
| Brokered deposits | (1,407) | (1,149) | (920) | (1,093) | (1,333) | (1,338) |
| **Core deposits** | **$20,731** | **$20,416** | **$19,927** | **$19,964** | **$19,228** | **$19,373** |
| Time deposits | (4,302) | (4,098) | (3,771) | (3,583) | (3,482) | (3,378) |
| **Core deposits excluding time deposits** | **$16,429** | **$16,318** | **$16,156** | **$16,381** | **$15,746** | **$15,995** |

* Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

# Non-GAAP Financial Measures, continued

| | 1Q12 | 2Q12 | 3Q12 | 4Q12 | 1Q13 | 2Q13 |
|---|---|---|---|---|---|---|
| Total shareholders' equity | $2,822 | $2,853 | $2,876 | $3,569 | $3,578 | $3,568 |
| Add/Subtract: Accumulated other comprehensive loss (income) | 2 | (7) | (16) | (4) | (3) | 33 |
| Subtract: Goodwill | (24) | (24) | (24) | (24) | (24) | (24) |
| Subtract: Other intangible assets, net | (8) | (7) | (6) | (5) | (5) | (4) |
| Subtract: Disallowed deferred tax assets | - | - | - | (710) | (687) | (675) |
| Add: Other items | 8 | 7 | 6 | 6 | 7 | 7 |
| Subtract: Series A Preferred Stock | (950) | (952) | (955) | (957) | (960) | (963) |
| Subtract: Qualifying trust preferred securities | (10) | (10) | (10) | (10) | (10) | (10) |
| Tier 1 common equity | 1,840 | 1,860 | 1,871 | 1,865 | 1,896 | 1,932 |
| Risk weighted assets | 21,230 | 21,146 | 21,443 | 21,388 | 21,235 | 21,538* |
| **Tier 1 common equity ratio** | **8.67%** | **8.80%** | **8.73%** | **8.72%** | **8.93%** | **8.97*** |

| (dollars in millions) | 1Q12 | 2Q12 | 3Q12 | 4Q12 | 1Q13 | 2Q13 |
|---|---|---|---|---|---|---|
| Total assets | $27,065 | $26,294 | $25,764 | $26,760 | $26,213 | $26,563 |
| Subtract: Goodwill | (24) | (24) | (24) | (24) | (24) | (24) |
| Subtract: Other intangible assets, net | (8) | (7) | (6) | (5) | (5) | (4) |
| Tangible assets | $27,033 | $26,263 | $25,734 | $26,731 | $26,184 | $26,535 |
| Total shareholders' equity | $2,822 | $2,853 | $2,876 | $3,569 | $3,578 | $3,568 |
| Subtract: Goodwill | (24) | (24) | (24) | (24) | (24) | (24) |
| Subtract: Other intangible assets, net | (8) | (7) | (6) | (5) | (5) | (4) |
| Subtract: Series A Preferred Stock | (950) | (952) | (955) | (957) | (960) | (963) |
| Tangible common equity | $1,840 | $1,870 | $1,891 | $2,583 | $2,589 | $2,577 |
| **Tangible common equity to tangible assets ratio** | **6.81%** | **7.12%** | **7.35%** | **9.66%** | **9.89%** | **9.71%** |

*Preliminary